Exhibit 10.2
AMENDMENT TO THE
XBOX 360 PUBLISHER LICENSE AGREEMENT
(2008 Renewal; Tier C; Hits Program Revisions; Expansion Packs; New Xbox 360 Live and PDLC
Incentive Program; XLSP; Japan Volume Rebate Revision; Token Promotions; Joint Promotions)
     This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is entered into and effective as of the later of the two signature dates below (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and Majesco Entertainment Company (“Publisher”), and supplements that certain Xbox 360 Publisher License Agreement between the parties dated as of September 12, 2005, as amended (the “Xbox 360 PLA”).
RECITALS
     A. Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.
     B. The parties now wish to extend the term and otherwise amend certain terms of the Xbox 360 PLA as set forth below.
     Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:
1.	Definitions
1.1	The definitions of “Asian Manufacturing Region”, “North American Manufacturing Region”, “European Manufacturing Region” and “Manufacturing Region” are hereby deleted from the Xbox 360 PLA.

1.2	The definition of “Online Content” is hereby amended and restated in its entirety as follows:

“Online Content” means any content, feature, or access to software or online service that is distributed by Microsoft pursuant to this Agreement. Online Content includes, but is not limited to, Online Game Features, Title Updates, Demo Versions, Xbox LIVE Arcade games, trailers, “themes,” “gamer pictures” or any other category of online content or service approved by Microsoft from time to time. Trailers, “themes,” “gamer pictures” and any other approved Online Content is further described in the Xbox 360 Publisher Guide.

1.3	The definition of “Software Title” is hereby expanded to include Expansion Pack(s).

1.4	The following definitions are hereby added to Section 2 of the Xbox 360 PLA.
1.4.1 “Expansion Pack” means an FPU that is an add-on, mission pack, game expansion, incremental content, and/or other addition to a Software Title that (i) would not be generally considered in the console game industry to be a next full version release (e.g., a version 1.0 to 1.5); (ii) requires another full version video game in order to
Microsoft Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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operate, (iii) is derived from the content, story, characters or other intellectual property of the full version video game required to play it, and (iv) has a WSP (defined below) that is equal to or below the Threshold Price (defined below) listed for the royalty tiers applicable to Expansion Packs in Section 1 b. of Exhibit 1 attached hereto. In order to meet this definition of Expansion Pack, such addition to a Software Title must be approved by Microsoft as an Expansion Pack.
1.4.2 “Family Hit” means any Hits Software Title that (i) received an “E,” or an “E10” rating from the ESRB; a “PEGI 3+” or “PEGI 7+” rating in Europe, an “A: All Ages” rating from CERO in Japan and/or an equivalent rating in the applicable Sales Territory (to the extent Software Titles are rated by regulatory boards within the applicable Sales Territory); and (ii) is character based and/or appeals, as determined by Microsoft in its sole good faith discretion, to children 12 years of age and younger. Notwithstanding the foregoing, annual sports titles will not qualify as a Family Hit.
1.4.3 “Hit(s) FPU” means each unit of a Software Title that is qualified and participating in a Hits Program.
1.4.4 “Hits Program(s)” mean Xbox 360 Platinum or Classic Hits and/or the Xbox 360 Family Hits programs.
1.4.5 “Hits Software Title” means any Software Title that qualifies to participate in the Hits Program pursuant to Section 2 of Exhibit 1 attached hereto.
1.4.6 “Standard FPU” means an FPU of a Software Title that is not a Hits FPU.
1.4.7 “Standard Software Title” means any Software Title that is not a Hits Software Title or an Expansion Pack.
1.4.8 “Threshold Price” means the Wholesale Price (WSP) in the case of the North American, European, and Asian Sales Territories, or Suggested Retail Price (SRP) in the Japan Sales Territory at which Publisher intends to sell the Software Title. If the Software Title is bundled with any other product or service that is not another Software Title, the Threshold Price will be the applicable WSP or SRP for the entire bundle.
1.5 Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox 360 PLA.
2.	Term
Section 17.1 of the Xbox 360 PLA is hereby amended and restated in its entirety as follows:
“17.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue until [***] Unless one party gives the other notice of non-renewal within [***] of the end of the then-current term, this Agreement shall automatically renew for successive [***] terms.”
3.	Pre-Certification
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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Section 4.1.2 of the Xbox 360 PLA is hereby amended and restated in its entirety as follows:
“4.1.2 Pre-Certification. If the Concept is approved, Publisher may, at Publisher’s option, deliver to Microsoft a code-complete version of the Software Title or Online Content that includes all current features of the Software Title and such other content as may be required under the Xbox 360 Publisher Guide. Upon receipt thereof and payment by Publisher of the applicable Pre-Certification fee as set forth in the Xbox 360 Publisher Guide, Microsoft shall conduct technical screen and/or other testing of the Software Title or Online Content consistent with the Xbox 360 Publisher Guide and will subsequently provide Publisher with advisory feedback regarding such testing.”
4.	Exhibits
4.1 Exhibits 1, 2 and 3 of the Xbox 360 PLA are hereby amended and restated in their entirety as attached hereto. Exhibit 6 (Japan/Asian Royalty Incentive Program) of the Xbox 360 PLA has expired. Exhibits 6, 8 and 9 attached hereto are hereby added to the Xbox 360 PLA.
4.2 The term of the Xbox 360 Live Incentive Program attached as Exhibit 7 of the Xbox 360 PLA (the “Original Live Incentive Program”) is hereby[***]. Effective [***], the Original Live Incentive Program is replaced by the Xbox Live and PDLC Incentive Program attached as Exhibit 7 to this Amendment.
5.	Non-Disclosure
Section 13.1 of the Xbox 360 PLA is hereby deleted and replaced by the following:
     “13.1 “Non-Disclosure Agreement. The information, materials and software exchanged by the parties hereunder or under an XDK License, including the terms and conditions hereof and of the XDK License, are subject to the Non-Disclosure Agreement between the parties attached hereto as Exhibit 5 (the “Non-Disclosure Agreement”), which is incorporated herein by reference; provided, however, that for purposes of the foregoing, any time limitation in the Non-Disclosure Agreement on the parties’ obligations to refrain from disclosing information protected under the Non-Disclosure Agreement (“Confidential Information”) shall be extended so that any Confidential Information provided in relation to this Agreement or by way of the XDK License in whatever form (e.g. information, materials, tools and/or software exchanged by the parties hereunder or under an XDK License), including the terms and conditions hereof and of the XDK License, unless otherwise specifically stated, will be protected from disclosure for as long as it remains confidential.”
6.	Promotions
6.1 Token Promotions. In the event Publisher desires to distribute password-protected codes representing “tokens” (a “Token Promotion”) that are redeemable by users for Online Content downloads from Xbox Live (“Content Tokens”) as part of promotional activities related to a Software Title using Xbox Live Marketplace, Publisher shall submit to Microsoft a Content Token Request form available in the Xbox 360 Publisher Guide (“Token Form”) for approval by Microsoft. [***], or Microsoft may, but is not obligated to, offer Publisher credit terms for payment of such fees. As soon as commercially feasible after payment by Publisher for an order for Content Tokens (or Microsoft’s determination of Publisher’s credit worthiness), Microsoft shall create Content Tokens and deliver them to Publisher. Publisher may distribute the Content
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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Tokens for the Content download solely as part of the Token Promotion within the Sales Territory and during the term of the Token Promotion specified on the Token Form. No other payments under the Xbox 360 PLA (MS Points or otherwise) will be paid with respect to the Content Tokens. Publisher shall be solely responsible for all aspects of marketing and fulfillment of the Token Promotion, including without limitation all advertising and other promotional materials related to the Token Promotion which shall be deemed Marketing Materials.
6.2 Joint Promotions. Microsoft and Publisher may from time to time to develop, execute, and administer promotions involving the Software Title(s) (e.g., Play and Win weekends for the Software Titles on Xbox LIVE, promotional sweepstakes involving the Software Titles, etc.) (each, a “Promotion”). In connection therewith, the parties shall execute a promotion schedule to this Agreement in the form set forth in the Xbox 360 Publisher Guide (each, a “Promotion Schedule”). The parties agree that the following additional terms and conditions shall apply to each Promotion for which a Promotion Schedule has been fully executed: (i) each party shall have the right and license to use the specific properties indentified in the Promotion Schedule solely in connection with the Promotion during the promotional period and territory identified in the Promotion Schedule; (ii) all promotional materials prepared by or on behalf of the parties for the Promotion shall be subject to the other party’s approval. The party approving such materials shall have [***] to approve or disapprove such materials. Failure to respond within such [***] period shall be deemed an approval; and (iii) the parties shall comply with all other obligations set forth in the Promotion Schedule.
7.	Online Content Samples.
7.1 Xbox LIVE Arcade. For each piece of Online Content that is an Xbox LIVE Arcade game, Microsoft will be entitled to create [***] Content Tokens, [***] of which Microsoft will provide to the Publisher and [***] of which Microsoft may use in marketing, as product samples, for customer support, testing and archival purposes. Publisher shall not be entitled to any Royalty Fee or other compensation with respect to Microsoft’s distribution of Content Tokens as authorized under this Section 7.1.
7.2 Premium Online Content. For each piece of Premium Online Content, Microsoft will be entitled to create up to [***] Content Tokens, which Publisher and Microsoft may use in marketing, as product samples, for customer support, testing and archival purposes (the Content Tokens will be split approximately [***] between Publisher and Microsoft respectively). Publisher shall not be entitled to any Royalty Fee or other compensation with respect to Microsoft’s distribution of Content Tokens as authorized under this Section 7.2
8.	Online Content
Notwithstanding any termination or expiration of Microsoft’s license to distribute Online Content, Publisher acknowledges and agrees that Microsoft will retain a copy of Online Content, and Publisher hereby grants Microsoft the license to redistribute the final version of any Online Content to Xbox Live Users who have previously purchased it, directly or indirectly, from Microsoft.
9.	Minimum Order Quantities
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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9.1 The MOQ per Software Title set forth in Section 7.5.1 of the Xbox 360 PLA for the [***].
9.2 Section 7.5.2 of the Xbox 360 PLA is hereby amended and restated as follows:
“7.5.2 For the purposes of this section, a “Disc” shall mean an FPU that is signed for use on a certain defined range of Xbox 360 hardware, regardless of the number of languages or product skus contained thereon. Publisher must meet the MOQs independently for each Sales Territory. For example, if an FPU is released in both the North American Sales Territory and the European Sales Territory, then the Publisher must place orders to manufacture (i) at least [***] FPUs for sale in the North American Sales Territory, including a minimum of [***] per Disc included in such FPUs, and (ii) [***] FPUs for the European Sales Territory, including a minimum of [***] per Disc included in such FPUs.”
10. Except and to the extent expressly modified by this Amendment, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed. In the event of any conflict between this Amendment and the Xbox 360 PLA the terms of this Amendment shall control.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

MICROSOFT LICENSING, GP	MAJESCO ENTERTAINMENT COMPANY

/s/ Astrid B. Ford	/s/ Jesse Sutton

By (sign)	By (sign)

Astrid B. Ford	Jesse Sutton

Name (Print)	Name (Print)

Sr. XBOX Program Manager	Chief Executive Officer

Title	Title

09/01/09	08/20/09

Date (Print mm/dd/yy)	Date (Print mm/dd/yy)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 1
PAYMENTS
1.	Platform Royalty
     a. For each FPU manufactured during the term of this Agreement, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables set forth below (Tables 1 and 2) and the “Unit Discount” table set forth in Section 1.d of this Exhibit 1 (Table 3).
     b. To determine the applicable royalty rate for a particular Software Title that will be sold in a particular Sales Territory, the applicable Threshold Price from Table 1 below for the category of Software Title (Standard Software Title, Hits Software Title and Expansion Pack) will determine the correct royalty “Tier” (except with respect to the first Commercial Release of Hits Software Titles as described further in (ii) below). The royalty rate is then as set forth in Table 2 based on such Tier and the Sales Territory in which the FPUs will be sold. For example, assume the Wholesale Price of a Standard Software Title to be sold in the European Sales Territory is [***]. According to Table 1, Tier B royalty rates will apply to that Software Title and the royalty rate for each FPU as set forth in Table 2 is €6.70.
     [***]
     [***]
     c. [***].
(i) Standard Software Titles and Expansion Packs. Publisher shall submit to Microsoft, at [***] for a Standard Software Title or an Expansion Pack, a completed and signed “Xbox 360 Royalty Tier Selection Form” in the form attached to this Agreement as Exhibit 2 for each Sales Territory. The selection indicated in the Xbox 360 Royalty Tier Selection Form will only be effective once it has been approved by Microsoft. If a Standard Software Title or Expansion Pack does not have an approved Xbox 360 Royalty Tier Selection Form as required hereunder (e.g. as a result of the Publisher not providing a Xbox 360 Royalty Tier Selection Form or because Microsoft has not approved the Xbox 360 Royalty Tier Selection Form), the royalty rate for such Standard Software Title will default to [***] or for such Expansion Pack will default to [***], regardless of the actual Threshold Price (i.e., if Microsoft does not approve an Xbox 360 Royalty Tier Selection Form because it is filled out incorrectly, the royalty rate will default to[***]). Except as set forth in Section 2 (Hits Programs), the selection of a royalty tier for a Standard Software Title or Expansion Pack in a Sales Territory is binding for the life of that Software Title or Expansion Pack even if the Threshold Price is reduced following the Software Title’s Commercial Release.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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(ii) Hits Software Title. Publisher shall submit to Microsoft, at [***] a completed and signed Hits Programs Election Form in the form attached hereto as Exhibit 6 for each Sales Territory. The Hits Programs Election Form will only be effective once it has been approved by Microsoft. If a Hits Software Title does not have an approved Hits Programs Election Form as required hereunder (e.g. as a result of the Publisher not providing a Hits Programs Election Form or because Microsoft has not approved the Hits Programs Election Form), the royalty rate for such Hits Software Title will default to [***] (i.e., if Microsoft does not approve a Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to[***]). Unless the Software Title is a Family Hits Title, the first time a Software Title is Commercially Released as a Hits Software Title, the [***] royalty rate will apply. However, if the Software Title is a Family Hits Title and meets the WSP requirements set forth in Table 1 above, Publisher may select the [***] royalty rate. For the avoidance of doubt, all Hits Software Titles for the European Sales Territory shall default to the [***] royalty rate.
     [***] after the Commercial Release of a Hits Software Title at the [***] royalty rate, Publisher may elect to change the previously elected royalty rate for such Hits Software Title to [***] in a specific Sales Territory provided that the Hits Software Title has a WSP or SRP that meets the requirements for [***] royalty rate in Table 1 above. Publisher must submit to Microsoft, at least [***] before placing the first manufacturing order for the applicable Hits Software Title, a completed Xbox 360 Royalty Tier Migration Form (a “Tier Migration Form”) set forth in Exhibit 8 for each Sales Territory. The change in royalty rate will only apply to manufacturing orders for such Hits Software Title placed after the relevant Tier Migration Form has been approved by Microsoft.
(iii) Cross Territory Sales. Except for FPUs manufactured pursuant to Section 5 below (Asia Simship Program), Publisher may not sell FPUs in a certain Sales Territory that were manufactured for a different Sales Territory. For example, if Publisher were to manufacture and pay royalties on FPUs designated for sale in the Asian Sales Territory, Publisher could not sell those FPUs in the European Sales Territory.
     d. Unit Discounts. Publisher is eligible for a discount to FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of FPUs that have been manufactured for sale in that Sales Territory as described in Table 3 below. Except as provided in Section 5 below, units manufactured for sale in a Sales Territory are aggregated only towards a discount on FPUs manufactured for that Sales Territory; there is no worldwide or cross-territorial aggregation of units for a particular Software Title. The discount will be rounded up to the nearest Cent, Yen or hundredth of a Euro.
     [***]
2.	Hits Programs
     a. If a Software Title meets the criteria set forth below and the applicable participation criteria in a particular Sales Territory at the time of the targeted Commercial Release date of the Hits FPU and Microsoft receives the Hits Programs Election Form within the time period set forth in Section 2.a.iv below, Publisher is authorized to manufacture and distribute Hits FPUs in such Sales Territory and at the royalty rate in Table 2 of Section 1 above applicable to Hits FPUs. In order for a Software Title to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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qualify as a Hits FPU in a Sales Territory, the following conditions, as applicable per Hits Program, must be satisfied:
     i. the Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [***] but not more than [***] at the time of Commercial Release of the Hits FPU.
     ii. In any calendar year in a Sales Territory, Publisher may not publish more than [***] Software Titles as a Family Hit.
     iii. The Threshold Price for the Hits FPU must not exceed a maximum Threshold Price for the relevant Sales Territory ([***]for the North American Sales Territory, [***] in the European Sales Territory, [***] in the Japan Sales Territory, or the equivalent of [***] for the Asian Sales Territory).
     iv. Publisher must provide notice to Microsoft, at least [***] prior to the targeted Commercial Release, of its intent to have a certain Software Title participate in the Hits Program by providing Microsoft with a completed Hits Program Election Form.
     b. As of the date Publisher wishes to Commercially Release the Software Title as a Hits FPU, Publisher must have manufactured the following minimum FPUs of the Software Title as a Standard Software Title for the applicable time period, Sales Territory and Hits Program.
[***]
     c. All Marketing Materials for a Hits Software Title must comply with all Microsoft branding requirements as may be required in each Sales Territory, and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with the Xbox 360 PLA. Notwithstanding the foregoing, all Hit FPUs must comply with the basic branding and other requirements for Marketing Materials set forth in the Xbox 360 Publisher Guide.
     d. The Hit FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title. Publisher may modify or add additional content or features to the Hit FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.
     e. Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Hit Program upon [***] days advanced written notice to Publisher.
3.	Payment Process
     [***], in United States dollars for all FPUs manufactured for sale in the North American Sales Territory, in Euros for all FPUs manufactured for sale in the European Sales Territory and in Yen for all FPUs manufactured for sale in the Japan and Asian Sales Territories. Publisher shall not authorize its Authorized Replicators to begin production until such time as [***]. Depending upon Publisher’s credit worthiness, Microsoft may, but is not obligated to, offer Publisher credit terms for the payment of royalties due under this Agreement within [***] from invoice creation. All payments will be made by
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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wire transfer only, in accordance with the payment instructions set forth in the Xbox 360 Publisher Guide.
4.	Billing Address
     a. Publisher may have only two “bill to” addresses for the payment of royalties under this Agreement, one for FPUs manufactured by Authorized Replicators located in the North American Sales Territory and one for FPUs manufactured by Authorized Replicators located in the Japan Sales Territory and Asian Sales Territory. If Publisher desires to have a “bill-to” address in a European country, Publisher (or a Publisher Affiliate) must execute an Xbox 360 Publisher Enrollment Form with MIOL within ten (10) business days prior to establishing a billing address in a European country in the form attached to this Agreement as Exhibit 3.
Publisher’s billing address(es) is as follows:

North American Sales Territory:	Japan and Asian Sales Territory (if different than the North American billing address):

Name:	Name:

Address:	Address:

Attention:	Attention:

Email address:	Email address:

Fax:	Fax:

Phone:	Phone:

5.	Asia Simship Program
The purpose of this program is to encourage Publisher to release Japanese, North American or European FPUs, that have been multi-region signed to run on NTSC-J boxes (hereinafter collectively referred to as “Simship Titles”), in Hong Kong, Singapore, Korea and Taiwan (referred to as “Simship Territory”) at the same time as Publisher releases the Software Title in the Japan, European and/or North American Sales Territories. In order for a Software Title to qualify as a Simship Title, Publisher must Commercially Release the Software Title in the Simship Territory on the same date as the Commercial Release date of such Software Title in the Japan, European and/or North American Sales Territories, wherever the Software Title was first Commercially Released (referred to as “Original Territory”). To the extent that a Software Title qualifies as a Simship Title, the applicable royalty tier (under Section 1.b of this Exhibit 1 above) and Unit Discount (under Section 1.d of this Exhibit 1 above) is determined as if all FPUs of such Software Title manufactured for distribution in both the Original Territory and the Simship Territory were manufactured for distribution in the Original Territory. For example, if a Publisher initially manufactures [***] FPUs of a Software Title for the Japan Sales Territory and simships [***] of those units to the Simship Territory, the royalty rate for all of the FPUs is determined by [***]. In this example, Publisher would also receive a [***] Unit Discount on [***] units for having exceeded the Unit Discount level specified in Section 1.d. of this Exhibit 1 above applicable to the Japan Sales Territory. Publisher must provide Microsoft with written notice of its intention to participate in the Asian Simship Program with respect to a particular Software Title at least [***] prior to manufacturing any FPUs it intends to qualify for the program. In its notice, Publisher shall provide all
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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relevant information, including total number of FPUs to be manufactured, number of FPUs to be simshipped into the Simship Territory, date of simship, etc. Publisher remains responsible for complying with all relevant import, distribution and packaging requirements as well as any other applicable requirements set forth in the Xbox 360 Publisher Guide.
6. Online Content
     a. For the purpose of this Section 6, the following capitalized terms have the following meanings:
          [***]
          [***]
     b. Publisher may, from time to time, submit Online Content to Microsoft for Microsoft to distribute via Xbox Live. [***]
     10.1.1 c. For Premium Online Content made available for redemption with MS Points, the Royalty Fee will equal the greater of (i) the wholesale price (multiplied by the MS Points Remittance Rate, unless it is for subscription-based Premium Online Content); and (ii) Royalty Percentage (set forth in e. below) of the MS Points received by Microsoft for such Premium Online Content multiplied by the MS Points Remittance Rate. For example, if a certain unit of Premium Online Content were sold for 800 MS Points and the current MS Points Remittance Rate were $0.0121 per MS Point, the Royalty Fee would equal $6.776 [(0.70*800)*.0121] per unit sold.
     d. [***]
     e. [***]
     f. [***]
     g. [***]
7. Xbox Live Billing and Collection
Microsoft is responsible for billing and collecting all fees associated with Xbox Live, including fees for subscriptions and/or any Online Content for which an Xbox Live User may be charged. [***]
8. Taxes
     a. The amounts to be paid by either party to the other do not include any foreign, U.S. federal, state, local, municipal or other governmental taxes, duties, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under this Agreement including, without limitation, (i) any state or local sales or use taxes or any value added tax or business transfer tax now or hereafter imposed on the provision of any services to the other party under this Agreement, (ii) taxes imposed or based on or with respect to or measured by any net or gross income or receipts of either party, (iii) any franchise taxes, taxes on doing business, gross receipts taxes or capital stock taxes (including any minimum taxes and taxes measured by any item of tax preference), (iv) any taxes imposed or assessed after the date upon which this Agreement is terminated, (v) taxes based upon or imposed with reference to either parties’ real and/or personal property ownership and (vi) any taxes similar to or in the nature of those taxes described in (i), (ii), (iii), (iv) or (v) above, now or hereafter
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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imposed on either party (or any third parties with which either party is permitted to enter into agreements relating to its undertakings hereunder) (all such amounts, together with any penalties, interest or any additions thereto, collectively “Taxes”). Neither party is liable for any of the other party’s Taxes incurred in connection with or related to the sale of goods and services under this Agreement, and all such Taxes are the financial responsibility of the party obligated to pay such taxes as determined by the applicable law, provided that both parties shall pay to the other the appropriate Collected Taxes in accordance with subsection b below. Each party agrees to indemnify, defend and hold the other party harmless from any Taxes (other than Collected Taxes, defined below) or claims, causes of action, costs (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related to such Taxes to the extent such Taxes relate to amounts paid under this Amendment.
     b. Any sales or use taxes described in a. above that (i) are owed by either party solely as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required to be collected from that party under applicable law, and (iii) are based solely upon the amounts payable under this Agreement (such taxes the “Collected Taxes”), will be stated separately as applicable on payee’s invoices and will be remitted by the other party to the payee, upon request payee shall remit to the other party official tax receipts indicating that such Collected Taxes have been collected and paid by the payee. Either party may provide the other party an exemption certificate acceptable to the relevant taxing authority (including without limitation a resale certificate) in which case payee shall not collect the taxes covered by such certificate. Each party agrees to take such commercially reasonable steps as are requested by the other party to minimize such Collected Taxes in accordance with all relevant laws and to cooperate with and assist the other party, in challenging the validity of any Collected Taxes or taxes otherwise paid by the payor party. Each party shall indemnify and hold the other party harmless from any Collected Taxes, penalties, interest, or additions to tax arising from amounts paid by one party to the other under this Agreement, that are asserted or assessed against one party to the extent such amounts relate to amounts that are paid to or collected by one party from the other under this section. If any taxing authority refunds any tax to a party that the other party originally paid, or a party otherwise becomes aware that any tax was incorrectly and/or erroneously collected from the other party, then that party shall promptly remit to the other party an amount equal to such refund, or incorrect collection as the case may be plus any interest thereon.
     c. If taxes are required to be withheld on any amounts otherwise to be paid by one party to the other, the paying party shall deduct such taxes from the amount otherwise owed and pay them to the appropriate taxing authority. At a party’s written request and expense, the parties shall use reasonable efforts to cooperate with and assist each other in obtaining tax certificates or other appropriate documentation evidencing such payment, provided, however, that the responsibility for such documentation shall remain with the payee party. If Publisher is required by any non-U.S.A. government to withhold income taxes on payments to Microsoft, then Publisher may deduct such taxes from the amount owed Microsoft and shall pay them to the appropriate tax authority, provided that within [***] of such payment, Publisher delivers to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S.A. foreign tax credit.
     b. This Section 7 shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.
9. Audit
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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During the term of this Agreement and for [***] thereafter each party shall keep all usual and proper records related to its performance under this Agreement, including but not limited to audited financial statements and support for all transactions related to the ordering, production, inventory, distribution and billing/invoicing information. Such records, books of account, and entries will be kept in accordance with generally accepted accounting principles. Either party (the “Auditing Party”) may audit and/or inspect the other party’s (the “Audited Party”) records no more than [***] in any [***] period in order to verify compliance with the terms of this Agreement. The Auditing Party may, upon reasonable advance notice, audit the Audited Party’s records and consult with the Audited Party’s accountants for the purpose of verifying the Audited Party’s compliance with the terms of this Agreement and for a period of [***]. Any such audit will be conducted during regular business hours at the Audited Party’s offices. Any such audit will be paid for by Auditing Party unless Material discrepancies are disclosed. As used in this section, “Material” means [***]. If Material discrepancies are disclosed, the Audited Party agrees to pay the Auditing Party for [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 2
XBOX 360 ROYALTY TIER SELECTION FORM
PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT
+1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.
NOTES:
1.	THIS FORM MUST BE SUBMITTED AT LEAST[***]. IF THIS FORM IS NOT SUBMITTED ON TIME OR IS REJECTED BY MICROSOFT, THE ROYALTY RATE WILL DEFAULT TO [***] FOR THE APPLICABLE SALES TERRITORY.
2.	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY.
1.	Publisher Name:

2.	Xbox 360 Software Title Name:

3.	XeMID Number:

4.	Sales Territory (check one):

☐ North American Sales Territory
☐ Japan Sales Territory
☐ European Sales Territory
☐ Asian Sales Territory
5.	Final Certification Date:

Select Royalty Tier: (check one): [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

13

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

14

EXHIBIT 3
XBOX 360 PUBLISHER ENROLLMENT FORM
PLEASE COMPLETE THIS FORM, SIGN IT, AND FAX IT TO MICROSOFT AT
+1 (425) 708-2300 TO THE ATTENTION OF YOUR ACCOUNT MANAGER.
NOTE: PUBLISHER MUST COMPLETE, SIGN AND SUBMIT THIS ENROLLMENT FORM [***].
     This Xbox 360 Publisher Enrollment Form (“Enrollment”) is entered into between Microsoft Ireland Operations Ltd. (“MIOL”) and the following publisher (“Publisher”):

Publisher:

Address:

Attention:

Fax:

Phone:

Email:

VAT number:

and is effective as of the latter of the two signatures identified below. The terms of that certain Xbox 360 Publisher License Agreement signed by Microsoft Licensing, GP and __________________ dated _________________ (the “Xbox 360 PLA”) are incorporated herein by reference.
     1. Term. This Enrollment will expire on the date on which the Xbox 360 PLA expires, unless it is terminated earlier as provided for in the Xbox 360 PLA.
     2. Representations and Warranties. By signing this Enrollment, the parties agree to be bound by the terms of this Enrollment, and Publisher represents and warrants that: (i) it has read and understands the Xbox 360 PLA, including any amendments thereto, and agrees to be bound by those; (ii) it is either the entity that signed the Xbox 360 PLA or its affiliate; and (iii) the information that it has provided herein is accurate.
     3. Notices; Requests. All notices and requests in connection with this Enrollment are deemed given on (i) the third day after they are deposited in the applicable country’s mail system ([***] if sent internationally), postage prepaid, certified or registered, return receipt requested; or (ii) [***] after they are sent by overnight courier, charges prepaid, with a confirming fax; and addressed to the Publisher as set forth above and to MIOL as follows:

Microsoft:	MICROSOFT IRELAND OPERATIONS LTD.
Microsoft European Operations Centre,
Atrium Building Block B,
Carmenhall Road,
Sandyford Industrial Estate
Microsoft Confidential

Dublin 18
Ireland

Fax: 353 1 706 4110

Attention:	MIOL Xbox Accounting Services

with a cc to:	MICROSOFT CORPORATION
One Microsoft Way
Redmond, WA 98052-6399

Attention:	Legal & Corporate Affairs Department
Legal Group, E&D (Xbox)
Fax: +1 (425) 706-7329
or to such other address as the party to receive the notice or request so designates by written notice to the other.
     4. Billing Address. For purposes of the Xbox 360 PLA, Exhibit 1, Section 4, Publisher’s billing address for FPUs manufactured by Authorized Replicators located in the European Sales Territory is as follows:

Name:

Address:

Attention:

Email address:

Fax:

Phone:

MICROSOFT IRELAND OPERATIONS LTD.	PUBLISHER:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

By (sign)	By (sign)

Name (Print)	Name (Print)

Title	Title

Date (Print mm/dd/yy)	Date (Print mm/dd/yy)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 6
XBOX 360 HITS PROGRAMS ELECTION FORM
PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT
+1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.
NOTES:
•	THIS FORM MUST BE SUBMITTED BY A PUBLISHER AT LEAST [***].
•	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH THE PUBLISHER WISHES TO PUBLISH A SOFTWARE TITLE AS PART OF A HITS PROGRAM AND FOR EACH HITS PROGRAM.
1)	Publisher Name:

2)	Xbox 360 Software Title Name:

3)	XMID Number:

4)	Hits Program (circle one)

Platinum Hits	Platinum Family Hits
Classic Hits	Classic Family Hits
5)	Royalty Tier if Family Hits (select one [***]):
[***]
6)	Sales Territory for which Publisher wants to publish the Software Title as a Hit FPU (check one):

☐ North American Sales Territory	☐ Japan Sales Territory
☐ European Sales Territory	☐ Asian Sales Territory
7)	Date of Commercial Release of Software Title in applicable Sales Territory: __________________
8)	Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory: __________
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

9)	Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program: _______________
The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 7
XBOX 360 LIVE AND PDLC INCENTIVE PROGRAM
1. Xbox 360 Live and PDLC Incentive Program
To encourage Publisher to support functionality for Xbox Live in its Xbox 360 Software Titles, to drive increased usage of Xbox Live via Xbox 360 and to increase support of Premium Downloadable Content, Publisher may qualify for certain payments based on the amount of Xbox Live Market Share (defined in Section 2.k. of this Exhibit 7 below) created by Publisher’s Multiplayer Software Titles (defined in Section 2.c. of this Exhibit 7 below). Each Accounting Period (defined in Section 2.a. of this Exhibit 7 below), Microsoft will calculate Publisher’s Xbox Live Market Share. If Publisher [***], then Microsoft will pay Publisher the applicable Incentive set forth in the table in Section 3 of this Exhibit 7 based on [***] in the applicable Accounting Period.
Notwithstanding anything herein to the contrary, use of or revenue derived from online games for which an end user pays a subscription separate from any account established for basic use of Xbox Live, are excluded from this Xbox 360 Live and PDLC Incentive Program.
2. Definitions
     a. “Accounting Period” means [***], within the Term (defined in Section 5 below); provided that if the Effective Date of this Agreement or the expiration date of this program falls within such[***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period, as appropriate.
     b. “[***]Unique User Market Share” means [***].
     c. “Multiplayer Software Titles” means a Software Title for Xbox 360 that supports real-time multiplayer game play.
     d. “[***]Unique Users” means [***].
     e. “New Subscriber Market Share” means[***].
     f. “New Subscriber” means a Paying Subscriber who pays for an Xbox Live account for the first time. A New Subscriber is attributed to the first Multiplayer Software Title he or she plays, even if such play was during a free-trial period which was later converted into a paying subscription. Each Paying Subscriber can only be counted as a New Subscriber once, [***].
     g. “Paying Subscriber” means[***].
     h. “PDLC Revenue” means[***].
     i. “PDLC Revenue Market Share” means[***].
     j. “Subscription Revenue” means[***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     k. “Xbox Live Market Share”[***].
3. Incentive Table
Publisher’s “Incentive” shall be determined pursuant to the following table:
[***]
4. Example
     [***]
5. Term
This Xbox 360 Live and PDLC Incentive Program will commence on [***]. Microsoft reserves the right to change the Xbox Live Market Share upon written notice to Publisher, but no more frequently than [***].
6. Payments
In the event Publisher qualifies for a payment under this program during an Accounting Period, Microsoft shall furnish Publisher with a statement, together with payment for any amount shown thereby to be due to Publisher, within [***].
7. Modifications to Xbox 360 Live and PDLC Incentive Program
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 8
XBOX 360 HITS ROYALTY TIER MIGRATION FORM
PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.
NOTES:
•	THIS FORM MUST BE SUBMITTED AT LEAST [***] PRIOR TO THE FIRST MANUFACTURING ORDER TO WHICH PUBLISHER DESIRES THE NEW BASE ROYALTY TO APPLY FOR EACH RESPECTIVE SALES TERRITORY.
•	A HITS SOFTWARE TITLE MAY NOT CHANGE ROYALTIES TIERS UNTIL AFTER IT HAS BEEN IN THE HITS PROGRAM FOR AT LEAST[***].
•	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH PUBLISHER DESIRES TO CHANGE THE APPLICABLE BASE ROYALTY.
1. Publisher Name:

2. Xbox 360 Software Title Name:

3. XMID Number:

4. Sales Territory (check one;[***]):

☐ North American Sales Territory
☐ Japan Sales Territory
☐ Asia Sales Territory
5. Date of First Commercial Release:
7. Current royalty tier: [***]
8. Select New Royalty Tier: [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 9
XLSP Terms
The following terms and conditions apply to Publisher’s use of the Xbox Live Server Platform (“XLSP Terms”):
1. Definitions
     1.1 “Publisher Hosted Online Content” means any content, including without limitation any Online Content, that is hosted and served through the Publisher Hosting Services.
     1.2 “Publisher Hosting Services” means Publisher’s hosting of Publisher Hosted Online Content pursuant to these XLSP Terms, whether performed by Publisher or a Third Party Host, including operating, maintaining and controlling the servers necessary for the provision of Publisher Hosted Online Content.
     1.3 “Third Party Host” means a third party providing Publisher Hosting Services on behalf of Publisher.
     1.4 “Xbox Live Server Platform” or “XLSP” means Microsoft’s platform and/or server architecture which enables the Publisher Hosting Services to function as an expansion to the features available from the Xbox Live service.
     1.5 “Xbox Live User Content” means any content that originates from Xbox Live Users in any format and that is published through or as part of any Publisher Hosted Online Content, but excluding Xbox Live User Communications.
     1.6 “Xbox Live User Communications” means transient voice and text communications sent from an Xbox Live User to one or more Xbox Live Users (e.g., voice chat).
2. Approval and Certification
All proposed Publisher Hosting Services and Publisher Hosted Online Content must go through the same approval process as set forth in the Xbox 360 PLA (i.e., the stages for Concept approval, pre-Certification, Certification and Marketing Materials approvals that apply to all aspects of the Software Title). All Publisher Hosting Services and Publisher Hosted Online Content is subject to the same terms to which any Software Title and/or Online Content is subject per the Xbox 360 PLA. In order to pass a Software Title using XLSP through Certification, Publisher may be required to submit additional information about its server architecture and access to its server environment sufficient to enable Microsoft to conduct testing of the Publisher Hosting Services. In addition to the requirements under these XLSP Terms, Publisher acknowledges and agrees that it will be bound by all XLSP policies set forth in the Xbox 360 Publisher Guide.
3. Privacy
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

As a condition for Certification, Microsoft may require Publisher to have a separate terms of use or privacy policy under Publisher’s name and implemented in a manner that is acceptable to Microsoft. Microsoft must expressly consent to any collection of Xbox Live User’s personally identifiable information and in such event, Publisher may collect only what user data that is legitimately necessary for the intended purpose and may not use any such user data relating to the Xbox 360 and the Xbox Live service in any manner outside of the Publisher Hosting Services. In the event Microsoft requires that Publisher use a separate terms of use or privacy policy for the Publisher Hosting Services, then such policies will clearly state that (i) that the Xbox Live User’s personal information will be shared with Microsoft, and (ii) that the Xbox Live User will be subject to the terms and conditions of the Microsoft Privacy Statement and the Xbox Terms of Use. Such notice must contain hyperlinks to the Xbox Live terms of use, privacy statement, and code of conduct currently located at http://www.xbox.com/en-US/xboxlive. Publisher agrees that any separate terms of use or privacy policy will be in addition to and not conflicting with the Xbox Live terms of use, privacy statement and code of conduct.
4. Beta Trials
At any time prior to Certification of the Software Title, Microsoft may require that internal or public beta testing be conducted by or on behalf of Microsoft (the “Beta Trials”). Microsoft’s prior written approval, which may be withheld in Microsoft’s sole discretion, is required for any Beta Trials. All feedback provided by Microsoft to Publisher as a result of the Beta Trials is advisory in nature, and satisfactory feedback from the Beta Trials is not an indication that the Publisher Hosted Online Content will be approved following the Certification submission. Likewise, Beta Trial feedback may include information regarding violations of technical Certification requirements that could, if not addressed by Publisher, result in Certification failure.
5. Publisher Hosting Services
     5.1 Publisher Responsibility. Publisher is responsible for hosting the Publisher Hosted Online Content and providing the Publisher Hosting Services. Publisher shall operate the Publisher Hosting Services in a manner that meets or exceeds standards of quality, performance, stability, and security generally accepted in the industry, and those specific requirements set forth below in this section and in the Xbox 360 Publisher Guide.
     5.2 Third Party Host. If Publisher is using a Third Party Host to provide the Publisher Hosting Services, Publisher may provide the Third Party Host with access to only those portions of the XDK that are necessary for the Third Party Host to perform the Publisher Hosting Services. Prior to using the services of any Third Party Host, the Third Party Host and Publisher must sign a Third Party Hosting Agreement substantially and materially in the form set forth in the Xbox 360 Publisher Guide, and Microsoft must accept and approve such agreement in writing. Publisher hereby unconditionally and irrevocably guarantees the Third Party Host’s performance of the applicable obligations and restrictions imposed by these XLSP Terms and the Third Party Hosting Agreement.
     5.3 Publisher Hosting Service Requirements. Publisher shall adhere to the following requirements and upon request from Microsoft, Publisher shall provide Microsoft with sufficient information to verify compliance with these requirements:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     5.3.1 Operation. Publisher shall monitor the operation and performance of the Publisher Hosting Services, respond to technical and Xbox Live User inquiries, and have rules, policies, and procedures for the Publisher Hosting Services that are consistent with the standards defined below or as otherwise provided by Microsoft from time to time in the event Microsoft reasonably determines that the standards need to be updated in light of industry standards.
     5.3.2 Reporting and Technical Policies. The parties shall follow the communication processes for sharing and updating each other’s technical teams set forth in the Xbox 360 Publisher Guide. In addition, Publisher shall follow the technical processes, policies, rules, and detailed procedures for notification, escalation and reporting of scheduled and unscheduled maintenance, and problems that might occur with the Publisher Hosting Services as set forth in the Xbox 360 Publisher Guide. Each party is responsible for notifying the other in the event that it discovers a technical problem with the service of the other party. Publisher shall provide Microsoft [***] advanced written notice of Publisher’s scheduled downtimes, and Publisher shall use commercially reasonable efforts to schedule maintenance downtimes for the Publisher Hosting Services at the same time as Microsoft’s scheduled downtimes for Xbox Live. Upon notification of a scheduled downtime for the Publisher Hosting Services, Microsoft may at its option request an alternate time for such scheduled maintenance and Publisher shall use commercially reasonable efforts to accommodate Microsoft’s request.
     5.3.3 Server Capacity and Load. Publisher shall use commercially reasonable efforts to support all users of its Publisher Hosting Services, including operating sufficient computing resources for user traffic, and shall immediately inform Microsoft of the failure of relevant Publisher Hosting Services. Publisher shall ensure that load on the Publisher Hosting Services system does not exceed [***] of the measured capacity of the system, where “capacity” is defined as the maximum load which can be sustained by the system. Publisher must describe in writing the tools and techniques to be used in measuring system capacity and load, which tools and techniques must be recognizable as industry standard practices and which must be agreed to in advance by Microsoft. Publisher shall measure the load on the Publisher Hosting Services at intervals of no more than [***]. Publisher shall retain records of load measurements for no less than one week, and shall make such records accessible to Microsoft upon request. Should changes to the system occur which necessitate changes in the tools and techniques used to measure capacity and load, or should the capacity of the system materially increase or decrease, Publisher shall inform Microsoft within [***].
     5.3.4 Uptime. The Publisher Hosting Services shall have uptime of [***] per month, where uptime is defined as the portion of time when the system is accessible and available to Xbox Live Users. Uptime will be calculated on a monthly basis assuming conformance with the industry standard of monitoring uptime [***]. Publisher will report the uptime statistics to Microsoft upon request. Scheduled maintenance done pursuant to Section 5.3.2 above may be deducted when calculating uptime.
     5.3.5 Server Location. Publisher must locate all servers used to operate the Publisher Hosting Services in approved territories as provided for in the Xbox 360 Publisher Guide.
     5.3.6 Troubleshooting; Notice to Users. If the Publisher Hosting Services are unable to establish a connection to Xbox Live, then Publisher will work with Microsoft to troubleshoot the cause of the problem and diligently work to fix any such problem. During any time in which a Software Title or any Publisher Hosted Online Content using the Publisher Hosting Services are unable to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

establish a connection to the Publisher Hosting Services, then Publisher will display the appropriate message to the Xbox Live User in accordance with the Xbox 360 Publisher Guide.
     5.4 Customer Support. As set forth in the Xbox 360 PLA, as between Microsoft and Publisher, Publisher is solely responsible for providing customer support to Xbox Live Users for Publisher Hosted Online Content and Publisher Hosting Services. Except as expressly set forth herein, Publisher acknowledges and agrees that Microsoft has no support responsibilities whatsoever to Xbox Live Users for the Publisher Hosted Online Content and Publisher Hosting Services.
     5.5 Xbox Live Family Settings Features. Publisher Hosting Services and Publisher Hosted Online Content shall at all times comply with the requirements of the Xbox 360 Publisher Guide and the technical Certification requirements related to the family settings features of the Xbox 360 and Xbox Live..
     5.6 Law Enforcement and Regulatory Requirements. Publisher is responsible for ensuring that the Publisher Hosting Services and Publisher Hosted Online Content comply with all legal and regulatory requirements that apply in the jurisdictions in which such services or content are made available. Publisher may be required to provide Microsoft with information including legal opinions to verify that the Publisher Hosting Services and Publisher Hosted Online Content comply with applicable laws. In addition, Publisher agrees that it will promptly reply to and comply with any requests by any law enforcement officials regarding the Publisher Hosting Services or Publisher Hosted Online Content.
     5.7 Publisher Contact. As provided in the Xbox 360 Publisher Guide, Publisher shall designate at least one full-time employee as a product or program manager to the services contemplated under these XLSP Terms, responsible for serving as Microsoft’s liaison, performing Publisher’s obligations under this Agreement, and serving as primary contact to Microsoft.
6. Xbox Live User Content
     6.1 Microsoft Approval. Publisher may not allow Xbox Live Users to create, share or otherwise provide Xbox Live User Content in connection with a Software Title without Microsoft’s express approval. If Publisher wants to make Xbox Live User Content available as part of Publisher Hosted Online Content, Publisher will provide to Microsoft a detailed description of the process and procedures Publisher will have in place regarding such Xbox Live User Content.
     6.2 Claim of Infringement. If Microsoft has approved Publisher allowing Xbox Live User Content, Publisher shall maintain a procedure for removing Xbox Live User Content in the event of a claim of infringement, which procedure shall comply with all applicable laws and regulations. Microsoft may notify Publisher of any complaints Microsoft receives related to Xbox Live User Content. Publisher shall remove allegedly infringing Xbox Live User Content upon receipt of a third party claim or notice from Microsoft, but in any event no later than [***] after receipt of such claim. Publisher agrees to notify Microsoft as soon as commercially reasonable (and in any event no later than [***] after receipt) of any such claims of infringement and to update Microsoft as to steps taken in response thereto. In order to mitigate escalation of any such claims, Microsoft may in its good faith discretion take control over any such claim and be the sole source of communications to the claimant.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     6.3 Additional Circumstances for Removal of Xbox Live User Content. Microsoft may in its discretion request that Xbox Live User Content be removed by Publisher pursuant to the procedures described above for Xbox Live User violations of the Xbox Terms of Use and/or Code of Conduct.
7. Action by Microsoft
In the event Publisher fails to perform any of its obligations under these XLSP Terms, including failure to conform to the approved Concept for the Software Title and/or Publisher Hosting Services, Microsoft has the right, without limiting any of its other rights and remedies under the Agreement, to restrict access to the Publisher Hosted Online Content and disconnect Publisher Hosting Services from Xbox Live. Microsoft, in its discretion, may restrict the uploading of Xbox Live User Content to, or require Publisher to remove Xbox Live User Content from, Xbox Live in accordance with the Xbox Live Terms of Use, the Xbox Live Privacy Policy and the Xbox Live Code of Conduct.
8. Termination
     8.1 Termination. In addition to the termination provisions of the Xbox 360 PLA, Microsoft may terminate Publisher’s use of XLSP at any time for Publisher’s failure to comply with these XLSP Terms.
     8.2 Effect of Termination. Upon termination or expiration of the Xbox 360 PLA Publisher shall continue to support existing Publisher Hosted Online Content until the earlier of (1) the end of the FPU sell-off period as set forth in the Xbox 360 PLA, or (2) the end of the Minimum Commitment term for Online Content (as defined in the Xbox 360 PLA). Additionally, Publisher shall continue to support any event-based Publisher Hosted Online Content that started before termination or expiration. To the extent Publisher has support obligations pursuant to this Section 8.2 following termination or expiration, all of Publisher’s obligations under these XLSP Terms will continue to apply. If Publisher’s use of XLSP is terminated due to Publisher’s failure to comply with these XLSP Terms or Publisher’s breach of the Xbox 360 PLA, then Microsoft has the right to immediately terminate the availability of the Publisher Hosted Online Content and require that the operation of Publisher Hosting Services immediately cease, and all Microsoft software or materials be immediately returned to Microsoft.
     8.3 Survival. The following Sections of these XLSP Terms shall survive expiration or termination of these XLSP Terms: 9 and 10. Other sections shall survive in accordance with their terms.
9. Warranties
In addition to the warranties set forth in the Xbox 360 PLA, Publisher additionally warrants and represents that:
     9.1 Any and all information, data, logos, software or other materials provided to Microsoft and/or made available to Xbox Live Users via Publisher Hosted Online Content or the Publisher Hosting Services complies with all laws and regulations and does not and will not infringe upon or misappropriate any third party trade secrets, copyrights, trademarks, patents, publicity, privacy or other proprietary rights.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     9.2 The Publisher Hosted Online Content and the Publisher Hosting Services do not and will not contain any messages, data, images or programs which are, by law, defamatory, obscene or pornographic, or in any way violate any applicable laws (including without limitation laws of privacy) of the territory where the Publisher Hosted Online Content is distributed or hosted.
     9.3 The Publisher Hosted Online Content and the Publisher Hosting Services do not harvest or otherwise collect information about Xbox Live Users, including e-mail addresses, and the Publisher Hosted Online Content and the Publisher Hosting Services do not link to any unsolicited communication sent to any third party.
     9.4 Publisher will not serve any Publisher Hosted Online Content that is not approved in the Software Title’s Concept.
     9.5 Publisher has obtained all necessary rights and permissions for its and Microsoft’s use of the Xbox Live User Content and the Xbox Live User Content does not infringe the intellectual property rights of any third party.
10. Indemnification
The indemnification obligations of the parties under the Xbox 360 PLA extends to any breach by either party of its warranties, representations or covenants set forth in these XLSP Terms. With regard to the Publisher Hosting Services, Publisher’s warranties, representation, covenants and indemnification obligations apply regardless of whether or not Publisher has engaged a Third Party Host to perform all or any of the Publisher Hosting Services. Publisher’s indemnity obligation applies to any third party claims arising out of Microsoft’s use of the Xbox Live User Content.
11. Sub-Publishing
Publisher may enter into sub-publishing arrangements as provided for in the Xbox 360 PLA with respect to Software Titles subject to these XLSP Terms, provided that Publisher remains in control of and responsible for the operations of all Publisher Hosted Online Content and Publisher Online Services. If Publisher desires to transfer the ownership and operation of Publisher Online Services to its sub-publishing partner, then the sub-publisher must be treated as a Third Party Host hereunder or Publisher must get confirmation in writing that the sub-publisher has its own XLSP Addendum in place with Microsoft.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

15